SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 27, 2012

SOLUTIA INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-13255	43-1781797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 Maryville Centre Drive, P.O. Box 66760, St. Louis, Missouri 63166-6760

(Address of Principal Executive Offices, including Zip Code)

(314) 674-1000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On January 26, 2012, Solutia Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Eastman Chemical Company (“Eastman”) and Eagle Merger Sub Corporation (“Merger Sub”), a wholly owned subsidiary of Eastman, pursuant to which Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Eastman (the “Merger”).

The material terms of the Merger Agreement, including the terms of the Merger, will be described in a subsequent filing on Form 8-K.

Item 8.01. Other Events.

On January 27, 2012, the Company and Eastman issued a joint press release announcing the execution of the Merger Agreement, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

Also attached as Exhibit 99.2 and Exhibit 99.3 are certain communications to employees of the Company relating to the Merger.

Forward Looking Statements

This communication may contain forward-looking statements, which can be identified by the use of words such as “believes,” “expects,” “may,” “will,” “intends,” “plans,” “estimates” or “anticipates,” or other comparable terminology, or by discussions of strategy, plans or intentions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, without limitation, statements regarding the proposed business combination and similar transactions; prospective performance and opportunities of the companies and the outlook for the companies’ businesses; the development and delivery of new products; the anticipated timing and success in obtaining filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and any assumptions underlying any of the foregoing. These statements are based on management’s current expectations and assumptions about the industries in which the Company operates. Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements. For example, (1) the companies may be unable to obtain shareholder approvals required for the merger; (2) the companies may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or result in the imposition of conditions that could have a material adverse effect on the combined company or cause the companies to abandon the merger; (3) conditions to the closing of the merger may not be satisfied; (4) an unsolicited offer of another company to acquire assets or capital stock of the Company or Eastman could interfere with the merger; (5) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (6) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (7) the merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (8) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (9) the businesses of the companies may suffer as a result of uncertainty surrounding the merger; (10) the companies may not realize the values expected to be obtained for properties expected or required to be divested; (11) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (12) the companies may be adversely affected by other economic, business, and/or competitive factors. Discussions of some of these other important factors and assumptions are described in the Company’s most recent Annual Report on Form 10-K, including under “Risk Factors”, and the Company’s quarterly reports on Form 10-Q and those risks and uncertainties described in Eastman’s most recent Annual Report on Form 10-K, including under “Risk Factors”, and Eastman’s quarterly reports on Form 10-Q. These reports can be accessed through the “Investors” section of the Company’s website at www.solutia.com and the “Investor Relations” section of Eastman’s website at www.eastman.com, respectively. Additional risks and uncertainties relating to the proposed business combination include, without limitation, uncertainties as to the timing of the merger; the possibility that closing conditions to the transaction may not be satisfied or waived, including that required regulatory approvals may not be obtained in a timely manner, if at all; and the possibility that anticipated benefits of the transaction, including synergies, may not be realized. The Company and Eastman disclaim any intent or obligation to update or revise any forward-looking statements in response to new information, unforeseen events, changed circumstances or any other occurrence except as required by law.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, no shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Additional Information about the Merger and Where to Find It

Eastman will file with the SEC a registration statement on Form S-4 that will include a proxy statement of Solutia and a prospectus of Eastman relating to the Merger. Investors and stockholders of the Company and Eastman are urged to read the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC because they will contain important information about the Merger. These documents (and all other materials filed by the Company or Eastman with the SEC) will be available at no charge on the SEC’s website at www.sec.gov. The final proxy statement/prospectus will be mailed to stockholders of the Company. Investors and security holders are urged to read the proxy statement and the other relevant materials when and if they become available before making any voting or investment decision with respect to the Merger because they will contain important information about the Merger and the parties to the Merger.

Participants in the Merger Solicitation

The Company, Eastman and certain of their directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors by reading the Company’s proxy statement for its 2011 annual meeting of stockholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2010. Additional information about the interests of potential participants will be included in the proxy statement and other relevant materials which may be filed with the SEC in connection with the Merger when and if they become available.

Item 9.01. Exhibits.

99.1	Press Release dated January 27, 2012

99.2	Communication to employees from Jeffry N. Quinn, Chairman, President and Chief Executive Officer of the Company, dated January 27, 2012

99.3	Communication to employees from Jeffry N. Quinn, Chairman, President and Chief Executive Officer of the Company, dated January 27, 2012

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on January 27, 2012.

SOLUTIA INC.

/s/ Paul J. Berra, III
Date: January 27, 2012	By:	Paul J. Berra, III
	Its:	Senior Vice President, Legal and
Governmental Affairs and General Counsel

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